UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2006

Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5555 San Felipe Road, Houston, Texas		77056
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 629-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2006, the Compensation Committee of the Board of Directors of Marathon Oil Corporation (the "Corporation") approved the Second Amendment (the "Amendment") to the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors (the "Plan").

The Plan has been amended to revise certain administrative practices. The Amendment: (1) revises the default rule for deferral elections; (2) provides that all distributions (whether lump sum or installments) must commence no later than February 1 of the calendar year that contains the tenth anniversary of the director’s departure from the Board; and (3) extends the Plan’s current distribution provisions.

The full text of the Plan is attached hereto as Exhibit 10.1. The preceding summary is qualified in entirety to, and should be read in conjunction with, such exhibit.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 25, 2006, the Corporation’s Board of Directors appointed John W. Snow to serve on the following three committees: (1) the Compensation Committee; (2) the Committee on Financial Policy; and (3) the Corporate Governance and Nominating Committee. The Board has determined that Mr. Snow is an independent director under the rules of the New York Stock Exchange and the Corporation’s Corporate Governance Principles. In addition, there were no transactions between Mr. Snow and the Corporation since the beginning of the Corporation’s last fiscal year or any currently proposed transaction, or series of transactions, in which the amount involved exceeds $60,000.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2006, the Board of Directors, acting upon the recommendation of the Corporate Governance and Nominating Committee, adopted and approved amendments to the Corporation’s by-laws to change the voting standard for the election of directors from a plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the voting standard will continue to be a plurality of votes cast.

If a nominee who already serves as a director is not elected, that incumbent director is required to tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee will make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board is required to act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The director who tenders his or her resignation should not participate in the Board’s decision. If the failure of a nominee to be elected results in a vacancy on the Board, that vacancy can be filled by action of the Board or the Board can reduce its size.

The preceding summary is qualified in entirety to, and should be read in conjunction with, the specific amendments to the by-laws, which are as follows:

The fourth paragraph of Article I, Section 1.7 is deleted in its entirety. This paragraph currently provides that:

At all meetings of stockholders at which a quorum is present for the election of directors, a plurality of the votes of the shares present in person at the meeting and those represented by proxy and entitled to vote in the election of directors will be sufficient to elect, except as the Certificate of Incorporation otherwise may provide.

The following paragraph is added as the new fourth paragraph of Article I, Section 1.7:

Except as otherwise provided in the Certificate of Incorporation, each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; provided, however, that the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors if, in connection with such meeting (i) the Secretary of the Corporation shall have received a notice that a stockholder has nominated a person for election to the Board in compliance with the advance-notice requirements for stockholder nominees for director set forth in Section 1.3 and (ii) such nomination shall not have been withdrawn by such stockholder on or prior to the day next preceding the date the Corporation first mails its notice of meeting for such meeting to the stockholders of the Corporation. If directors are to be elected by a plurality of the votes cast pursuant to the provisions of the immediately preceding sentence, stockholders shall not be provided the option to vote against any one or more of the nominees, but shall only be provided the option to vote for one or more of the nominees or withhold their votes with respect to one or more of the nominees. For purposes hereof, a majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. (Accordingly, abstentions will not be taken into account for this purpose.)

The second sentence of Article VI, Section 6.7 is amended by inserting "to the Corporation" after "transmission" and before "and."

Also, Article VI, Section 6.7 is amended by adding the following as a new second paragraph:

If an incumbent director who is nominated for re-election to the Board does not receive sufficient votes "for" to be elected in accordance with Section 1.7, that incumbent director shall promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee of the Board (the "Corporate Governance and Nominating Committee") shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the tendered resignation, taking into account the Corporate Governance and Nominating Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The Corporate Governance and Nominating Committee in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation should not participate in the recommendation of the Corporate Governance and Nominating Committee or the decision of the Board with respect to his or her resignation. If such incumbent director’s resignation is not accepted by the Board, such director shall continue to serve until the next annual meeting of the stockholders of the Corporation and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board pursuant to this Section 6.7, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Article Seventh of the Certificate of Incorporation or may decrease the size of the Board pursuant to the provisions of Section 2.1.

The foregoing amendments are effective October 25, 2006. The amended and restated by-laws are attached as Exhibit 3.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Marathon Oil Corporation By-Laws, effective October 25, 2006.
10.1 Second Amendment to the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors, effective November 1, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

October 27, 2006	By:	Michael K. Stewart

Name: Michael K. Stewart
Title: Vice President, Accounting and Controller

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Exhibit Index

Exhibit No.	Description

3.1	Marathon Oil Corporation By-Laws, effective October 25, 2006
10.1	Second Amendment to the Marathon Oil Corporation Deferred Compensation Plan for Non-Employee Directors, effective November 1, 2006